                                                                    EXHIBIT 99.2

                       SELECTED PRO FORMA FINANCIAL DATA

In January 1995, Johnston purchased an additional 89,300 shares of Jupiter for approximately $2,300,000 which increased the Johnston ownership interest in the outstanding shares of Jupiter from 49.6% at December 31, 1994 to 54.2%. As a result, Jupiter became a consolidated, majority owned subsidiary of Johnston in January 1995. Minority interest was recorded for the minority shareholders' proportionate share of the equity and earnings of Jupiter. On August 16, 1995, Johnston jointly announced with Jupiter an agreement and plan of merger under which the public shareholders of Jupiter would receive cash from Johnston for each Jupiter share. The merger was approved by Jupiter's shareholders on March 12, 1996, and was consummated on March 28, 1996 at a purchase price of $33.97 per share. The following pro forma condensed consolidated statements of income of Johnston (the "Pro Forma Statements") have been prepared from the historical results of operations for each of the periods presented. The pro forma statements were prepared to illustrate the estimated effect assuming Johnston owned 100% of Jupiter as of January 1, 1995. THE PRO FORMA STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL POSITION OR RESULTS OF OPERATIONS HAD THE TRANSACTION BEEN CONSUMMATED ON SUCH DATE AND DO NOT PROJECT JOHNSTON'S FINANCIAL POSITION OR RESULTS OF OPERATIONS FOR ANY FUTURE DATE OR PERIOD.

The Pro Forma Statements and accompanying notes should be read in conjunction with the historical Consolidated Financial Statements of Johnston and of Jupiter, including the notes thereto.

In connection with the consummation of this transaction, Jupiter was merged into a subsidiary of Johnston. Total purchase consideration was approximately $45,950,000 which included payments of $39,000,000 to stockholders, certain holders of options to purchase common stock and the assumption of certain Jupiter options by Johnston. Other acquisition costs included approximately $5,448,000 of merger related expenses paid by Jupiter less a reduction for Johnston deferred income taxes of $1,432,000 which arose through equity accounting for Johnston's investment in Jupiter. Due to Johnston's previous ownership interest in Jupiter, the acquisition of the remaining outstanding interest is accounted for as a "step acquisition" using the purchase method which results in a partial step-up in Jupiter assets. Johnston recorded such partial step-up in basis for the applicable assets and has recorded goodwill of $11,762,000 which is to be amortized over 20 years.

JOHNSTON INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 30, 1995




                                                                                         Pro Forma             Pro Forma
                                                                  Historical            Adjustments             Amounts
NET SALES                                                          $330,015,000                                 $330,015,000
                                                                   ------------                                 ------------
COST AND EXPENSES:
  Cost of sales, excluding depreciation and
    amortization                                                    274,753,000                                  274,753,000
  Selling, general, and administrative                               31,427,000           ($1,746,000)(e)         29,681,000
  Loss on impairment of assets                                        6,532,000                                    6,532,000
  Depreciation and amortization                                      17,359,000             1,392,000 (a)
                                                                                              588,000 (b)
                                                                                              (32,000)(e)         19,307,000
                                                                   ------------            ----------           ------------
       Total costs and expenses                                     330,071,000               202,000            330,273,000
                                                                   ------------            ----------           ------------
INCOME (LOSS) FROM OPERATIONS                                           (56,000)             (202,000)              (258,000)

OTHER EXPENSE (INCOME):
  Interest income                                                      (556,000)              471,000 (e)            (85,000)
  Interest expense                                                    9,144,000              (741,000)(e)          8,403,000
  Other - net                                                         5,249,000            (1,901,000)(e)          3,348,000
                                                                   ------------            ----------           ------------
       Total other expense - net                                     13,837,000            (2,171,000)            11,666,000
                                                                   ------------            ----------           ------------
NET REALIZED AND UNREALIZED INVESTMENT
  PORTFOLIO GAIN                                                      8,958,000            (8,958,000)(e)                  0
                                                                   ------------            ----------           ------------
LOSS BEFORE INCOME TAX BENEFIT
  AND MINORITY INTEREST                                              (4,935,000)           (6,989,000)           (11,924,000)

INCOME TAX BENEFIT                                                    1,828,000             2,398,000 (c)          4,226,000


MINORITY INTEREST IN LOSS OF
  CONSOLIDATED SUBSIDIARY FROM CONTINUING
  OPERATIONS                                                            596,000              (596,000)(d)                  0
                                                                   ------------            ----------           ------------
LOSS FROM CONTINUING OPERATIONS                                      (2,511,000)           (5,187,000)            (7,698,000)
                                                                   ------------            ----------           ------------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations of Jupiter
  National (less applicable income taxes of
  $1,869,000 net of minority interest)                                                      3,140,000 (e)          3,140,000

Loss on Disposal of Jupiter National, including
  provision of $300,000 for operating losses during phase-
  out period (less applicable income tax benefit of $2,801,000)                            (1,479,000)(e)         (1,479,000)
                                                                   ------------            ----------           ------------
Income from Discontinued Operations                                                         1,661,000              1,661,000
                                                                   ------------            ----------           ------------
NET LOSS                                                            ($2,511,000)          ($3,526,000)           ($6,037,000)
                                                                   ============           ===========           ============
EARNINGS (LOSS) PER SHARE:
  Continuing Operations                                                  ($0.24)                                      ($0.73)
  Discontinued Operations                                                                                              $0.16
                                                                   ------------                                 ------------
      Total                                                              ($0.24)                                      ($0.57)
                                                                   ============                                 ============
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING                                                        10,564,000                                   10,564,000
                                                                   ============                                 ============

  See notes to condensed consolidated pro forma statements.

JOHNSTON INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED DECEMBER 30, 1995




                                                                                               Pro Forma                Pro Forma
                                                                       Historical             Adjustments                Amounts

NET SALES                                                             $150,023,000                                     $150,023,000
                                                                      ------------                                     ------------
COST AND EXPENSES:
  Cost of sales, excluding depreciation and
    amortization                                                       128,914,000                                      128,914,000
  Selling, general, and administrative                                  16,210,000               ($567,000)(e)           15,643,000
  Loss on impairment of assets                                           6,532,000                                        6,532,000
  Depreciation and amortization                                          9,007,000                 696,000 (a)            9,969,000
                                                                                                   294,000 (b)
                                                                                                   (28,000)(e)
                                                                      ------------             -----------             ------------
       Total costs and expenses                                        160,663,000                 395,000              161,058,000
                                                                      ------------             -----------             ------------
LOSS FROM OPERATIONS                                                   (10,640,000)               (395,000)             (11,035,000)

OTHER EXPENSE (INCOME):
  Interest income                                                         (531,000)                471,000 (e)              (60,000)
  Interest expense                                                       4,982,000                (665,000)(e)            4,317,000
  Other - net                                                            3,508,000              (1,972,000)(e)            1,536,000
                                                                      ------------             -----------             ------------
       Total other expense - net                                         7,959,000              (2,166,000)               5,793,000
                                                                      ------------             -----------             ------------
NET REALIZED AND UNREALIZED INVESTMENT
  PORTFOLIO GAIN                                                         3,767,000              (3,767,000)(e)                    0
                                                                      ------------             -----------             ------------
LOSS BEFORE INCOME TAX BENEFIT
  AND MINORITY INTEREST                                                (14,832,000)             (1,996,000)             (16,828,000)

INCOME TAX BENEFIT                                                       6,346,000                 646,000 (c)            6,992,000


MINORITY INTEREST IN LOSS OF
  CONSOLIDATED SUBSIDIARY FROM CONTINUING
  OPERATIONS                                                             2,296,000              (2,296,000)(d)                    0
                                                                      ------------             -----------             ------------
LOSS FROM CONTINUING OPERATIONS                                         (6,190,000)             (3,646,000)              (9,836,000)
                                                                      ------------             -----------             ------------

DISCONTINUED OPERATIONS:
Income from Discontinued Operations of Jupiter
  National (less applicable income taxes of $382,000)                                              624,000 (e)              624,000

Loss on Disposal of Jupiter National, including
  provision of $300,000 for operating losses during phase-
  out period (less applicable income tax benefit of $2,801,000)                                 (1,479,000)(e)           (1,479,000)
                                                                      ------------             -----------             ------------
Income from Discontinued Operations                                                               (855,000)                (855,000)
                                                                      ------------             -----------             ------------
NET LOSS                                                               ($6,190,000)            ($4,501,000)            ($10,691,000)
                                                                      ============             ===========             ============
EARNINGS (LOSS) PER SHARE:
  Continuing Operations                                                     ($0.59)                                          ($0.93)
  Discontinued Operations                                                     0.00                                            (0.08)
                                                                      ------------                                     ------------
      Total                                                                 ($0.59)                                          ($1.01)
                                                                      ============                                     ============
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING                                                           10,565,000                                       10,565,000
                                                                      ============                                     ============

  See notes to condensed consolidated pro forma statements.

JOHNSTON INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 30, 1996




                                                                                                    Pro Forma            Pro Forma
                                                                            Historical              Adjustments           Amounts
NET SALES                                                                   $84,030,000                                 $84,030,000
                                                                            -----------                                 -----------
COST AND EXPENSES:
  Cost of sales, excluding depreciation and
    amortization                                                             68,757,000                                  68,757,000
  Selling, general, and administrative                                        6,553,000                                   6,553,000
  Restructuring charges                                                       2,252,000                                   2,252,000
  Depreciation and amortization                                               4,612,000           $   348,000 (a)         5,107,000
                                                                                                      147,000 (b)
                                                                            -----------           -----------           -----------

       Total costs and expenses                                              82,174,000               495,000            82,669,000
                                                                            -----------           -----------           -----------

INCOME FROM OPERATIONS                                                        1,856,000              (495,000)            1,361,000

OTHER EXPENSE (INCOME):
  Interest income                                                               (23,000)                                    (23,000)
  Interest expense                                                            2,302,000                                   2,302,000
  Other - net                                                                   145,000                                     145,000
                                                                            -----------           -----------           -----------

       Total other expense - net                                              2,424,000                     0             2,424,000
                                                                            -----------           -----------           -----------

LOSS FROM CONTINUING OPERATIONS BEFORE
  INCOME TAX BENEFIT, MINORITY INTEREST, AND
  EXTRAORDINARY ITEM                                                           (568,000)             (495,000)           (1,063,000)

INCOME TAX BENEFIT                                                              647,000               132,000 (c)           779,000


MINORITY INTEREST IN LOSS OF
  CONSOLIDATED SUBSIDIARY FROM CONTINUING
  OPERATIONS                                                                  1,200,000            (1,200,000)(d)                 0
                                                                            -----------           -----------           -----------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                      1,279,000            (1,563,000)             (284,000)
                                                                            -----------           -----------           -----------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations of Jupiter
  National (less applicable income taxes of
  $4,268,000 net of minority interest in income of
  $1,083,000                                                                  2,448,000                                   2,448,000
Loss on Disposal of Jupiter National, including
  provision of $300,000 for operating losses during phase-
  out period (less applicable income tax benefit of $2,801,000)              (1,479,000)                                 (1,479,000)
                                                                            -----------                                 -----------
Income from Discontinued Operations                                             969,000                                     969,000
                                                                            -----------                                 -----------

EXTRAORDINARY ITEM (less applicable income taxes of
  $323,000) - loss on early extinguishment of debt                              527,000                                     527,000
                                                                            -----------           -----------           -----------


NET INCOME                                                                  $ 1,721,000           ($1,563,000)          $   158,000
                                                                            ===========           ===========           ===========
EARNINGS (LOSS) PER SHARE:
  Continuing Operations                                                     $      0.12                                      ($0.03)
  Discontinued Operations                                                          0.09                                        0.09
  Extraordinary Item                                                              (0.05)                                      (0.05)
                                                                            -----------                                 -----------
      Total                                                                 $      0.16                                 $      0.01
                                                                            ===========                                 ===========
WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES
  OUTSTANDING                                                                10,642,000               334,000            10,976,000
                                                                            ===========           ===========           ===========

  See notes to condensed consolidated pro forma statements.

JOHNSTON INDUSTRIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 30, 1995

a To record additional depreciation expense attributable to adjustment of Wellington Sears Company's property, plant, and equipment to fair value.

b To record additional amortization expense related to goodwill arising from the transaction. This adjustment reflects the amortization of recorded goodwill of $11,762,000 over 20 years.

c  To record the income tax benefit related to pro forma adjustments.

d  To record the elimination of the minority interest in loss of Jupiter.

e To record the discontinuance of the venture capital investment segment of Jupiter's operations.

JOHNSTON INDUSTRIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
SIX MONTHS ENDED DECEMBER 30, 1995

a To record additional depreciation expense attributable to adjustment of Wellington Sears Company's property, plant, and equipment to fair value.

b To record additional amortization expense related to goodwill arising from the transaction. This adjustment reflects the amortization of recorded goodwill of $11,762,000 over 20 years.

c  To record the income tax benefit related to pro forma adjustments.

d  To record the elimination of the minority interest in loss of Jupiter.

e To record the discontinuance of the venture capital investment segment of Jupiter's operations.

JOHNSTON INDUSTRIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 30, 1995

a To record additional depreciation expense attributable to adjustment of Wellington Sears Company's property, plant, and equipment to fair value.

b To record additional amortization expense related to goodwill arising from the transaction. This adjustment reflects the amortization of recorded goodwill of $11,762,000 over 20 years.

c  To record the income tax benefit related to pro forma adjustments.

d  To record the elimination of the minority interest in loss of Jupiter.